Exhibit 10.1

AMENDED AND RESTATED OPERATING EXPENSE RESPONSIBILITY AGREEMENT

This Amended and Restated Operating Expense Responsibility Agreement, entered into on the date set forth below, is by and among TriLinc Global, LLC, a Delaware limited liability company (“Sponsor”), TriLinc Advisors, LLC, a Delaware limited liability company (“Advisor”), and TriLinc Global Impact Fund, LLC, a Delaware limited liability company (“Fund” and together with the Sponsor and the Advisor, the “Parties”).

WHEREAS, the Sponsor has agreed to be responsible for the payment of the Fund’s cumulative operating costs incurred through June 30, 2016 (collectively as set forth in Exhibit A hereto and referred to as “Fund Expenses”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Expense Responsibility for Fund Expenses. The Sponsor shall pay the Fund Expenses and will not seek reimbursement of the Fund Expenses until the Fund has raised at least $200 million of gross proceeds (the “Gross Proceeds Hurdle”) in the Company’s public offering (the “Offering”) of units of its limited liability company interest (“Units”) pursuant to the Registration Statement on Form S-1 (File No. 333-185676), as declared effective by the Securities and Exchange Commission on February 25, 2013, provided any such reimbursement will not cause the Fund’s Net Asset Value per unit to fall below the prior quarter’s Net Asset Value per unit. To the extent the Fund is not successful in satisfying the Gross Proceeds Hurdle, no amount will be payable by the Fund for reimbursement to the Sponsor of the Fund Expenses.

2.

Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on August 11, 2016

TRILINC GLOBAL, LLC

By:
Name:
Title:

TRILINC ADVISORS, LLC

By:
Name:
Title:

TRILINC GLOBAL IMPACT FUND, LLC

By:
Name:
Title:

Exhibit A

Schedule of Services Incurred by TriLinc Global Impact Fund, LLC through June 30, 2016

Vendor	Description of Services	Amount
ANDE	2013-2014 Membership	$5,000
ASTA	Document Translation	3,186
Bank of NY Mellon	Fund Administration	90,000
Bank of NY Mellon	Bank fees	17,277
Board of Managers	Board Wages	586,582
Board of Managers	Board Meeting expenses	104,739
Credit Cards	Travel - Dead deal costs	62,987
Deloitte & Touche	Audit	401,400
Deloitte & Touche	Tax services	392,717
DST Systems, Inc.	Transfer Agent	762,584
Duff & Phelps	Valuation services	29,849
Emtek Solutions, LLC	PAES/TAS	7,875
Federal Agent	PAES/TAS	12,750
Greenberg Traurig	Legal Services	572,249
IDB Bank	Due Diligence	50,000
iUVO Talent	PAES/TAS	12,318
Josh Zuckerwise	Travel expenses	4,023
Legatum Global Development Limited	PAES/TAS	292,500
Lewis Kopp	Expense reimbursement	14,348
Lincoln National Insurance	Keyman insurance	8,558
Maples and Calder	Legal Services	79,352
Moss Adams	Audit and 10-Q review	255,382
MF Analytics	PAES/TAS	65,159
O'Connor Davies	SOX Compliance	34,046
PathNorth	2013 Core Membership	4,167
Paul Sanford	Travel expenses	5,212
Payroll	PAES/TAS	150,091
Pickwick Capital Partners	Leverage	4,270
Pinnacle Fund Administration, LLC	Fund Administration	174,227
Robert Mora	PAES/TAS	97,791
Rothstein Kass	SOX Implementation/Compliance	41,027
RR Donnelley	10-K, 10-Q & 8-K Processing	187,135
Spolin Cohen	Legal Services	64,573
State of California & Delaware	Franchise fees	1,945
Steve Napleton	Travel expenses	8,979
Tanir Helayel	PAES/TAS	6,779
Trilinc Advisors, LLC	Copies, postage and miscellaneous	31,194
Trilinc Advisors, LLC	eFront	275,048
Trilinc Advisors, LLC	Management fees	1,601,495
Trilinc Advisors, LLC	Incentive fees	3,556,568
Trilinc Advisors, LLC	Due Diligence	131,628
Trilinc Advisors, LLC	Travel expenses	56,589
Trilinc Advisors, LLC	Legal expenses	180,410
Troy Wiseman	Expense reimbursement	9,701
Trustees of Tufts College	PAES/TAS	18,150
Various	PAES/TAS	14,601
Willis	Fund Insurance	127,694
		$10,614,156